Consolidated Statements of Income (Unaudited) For the 3 months ending June 30, 2003 and 2002

	2nd Quarter

(in thousands, except per share data)	2003	2002	Change

Operating Revenues
Oil and gas operations	$89,756	$62,097	$27,659
Natural gas distribution	94,248	75,709	18,539

Total operating revenues	184,004	137,806	46,198

Operating Expenses
Cost of gas	42,107	29,993	12,114
Operations & maintenance	47,705	44,842	2,863
DD&A	29,521	25,987	3,534
Taxes, other than income taxes	14,166	11,176	2,990

Total operating expenses	133,499	111,998	21,501

Operating Income	50,505	25,808	24,697

Other Income (Expense)
Interest expense	(10,734)	(11,172)	438
Accretion expense	(466)	(472)	6
Other income	1,999	3,129	(1,130)
Other expense	(2,263)	(3,086)	823

Total other expense	(11,464)	(11,601)	137

Income Before Income Taxes	39,041	14,207	24,834
Income tax expense	14,584	1,407	13,177

Income from Continuing Operations	24,457	12,800	11,657

Discontinued Operations, Net of Taxes
Income (loss) from operations	151	(362)	513
Gain (loss) on disposal	(1,261)	306	(1,567)

Income (Loss) from Discontinued Operations	(1,110)	(56)	(1,054)

Net Income	$23,347	$12,744	$10,603

Diluted Earnings Per Share
Continuing operations	$0.69	$0.37	$0.32
Discontinued operations	(0.03)	-	(0.03)
Cumulative effect of change in accounting principle	-	-	-

Net Income	$0.66	$0.37	$0.29

Basic Earnings Per Share
Continuing operations	$0.70	$0.38	$0.32
Discontinued operations	(0.03)	(0.01)	(0.02)
Cumulative effect of change in accounting principle	-	-	-

Net Income	$0.67	$0.37	$0.30

Diluted Avg. Common Shares Outstanding	35,349	34,406	943

Basic Avg. Common Shares Outstanding	35,000	34,093	907

Dividends Per Share	$0.18	$0.175	$0.005

Consolidated Statements of Income (Unaudited) For the 6 months ending June 30, 2003 and 2002

Year to Date

(in thousands, except per share data)	2003	2002	Change

Operating Revenues
Oil and gas operations	$178,274	$106,954	$71,320
Natural gas distribution	315,387	272,233	43,154

Total operating revenues	493,661	379,187	114,474

Operating Expenses
Cost of gas	154,079	126,141	27,938
Operations & maintenance	98,502	89,772	8,730
DD&A	58,246	49,028	9,218
Taxes, other than income taxes	35,688	27,080	8,608

Total operating expenses	346,515	292,021	54,494

Operating Income	147,146	87,166	59,980

Other Income (Expense)
Interest expense	(21,556)	(21,841)	285
Accretion expense	(960)	(851)	(109)
Other income	5,119	6,707	(1,588)
Other expense	(5,352)	(6,603)	1,251

Total other expense	(22,749)	(22,588)	(161)

Income Before Income Taxes	124,397	64,578	59,819
Income tax expense	46,602	12,671	33,931

Income from Continuing Operations	77,795	51,907	25,888

Discontinued Operations, Net of Taxes
Income (loss) from operations	809	(567)	1,376
Gain (loss) on disposal	(676)	306	(982)

Income (Loss) from Discontinued Operations	133	(261)	394

Cumulative effect on prior years of a change in accounting principle, net of taxes	-	(2,220)	2,220

Net Income	$77,928	$49,426	$28,502

Diluted Earnings Per Share
Continuing operations	$2.21	$1.58	$0.63
Discontinued operations	-	(0.01)	0.01
Cumulative effect of change in accounting principle	-	(0.07)	0.07

Net Income	$2.21	$1.50	$0.71

Basic Earnings Per Share
Continuing operations	$2.23	$1.59	$0.64
Discontinued operations	-	(0.01)	0.01
Cumulative effect of change in accounting principle	-	(0.07)	0.07

Net Income	$2.23	$1.51	$0.72

Diluted Avg. Common Shares Outstanding	35,193	32,927	2,266

Basic Avg. Common Shares Outstanding	34,868	32,645	2,223

Dividends Per Share	$0.36	$0.35	$0.01

Consolidated Statements of Income (Unaudited) For the 12 months ending June 30, 2003 and 2002

Trailing 12 Months

(in thousands, except per share data)	2003	2002	Change

Operating Revenues
Oil and gas operations	$315,323	$201,623	$113,700
Natural gas distribution	467,585	429,582	38,003

Total operating revenues	782,908	631,205	151,703

Operating Expenses
Cost of gas	217,748	200,334	17,414
Operations & maintenance	200,922	187,655	13,267
DD&A	110,650	96,019	14,631
Taxes, other than income taxes	57,514	46,428	11,086

Total operating expenses	586,834	530,436	56,398

Operating Income	196,074	100,769	95,305

Other Income (Expense)
Interest expense	(43,427)	(43,191)	(236)
Accretion expense	(1,929)	(851)	(1,078)
Other income	14,057	14,865	7,807
Other expense	(13,853)	(14,280)	(8,188)

Total other expense	(45,152)	(43,457)	(1,695)

Income Before Income Taxes	150,922	57,312	93,610
Income tax expense	54,442	5,935	48,507

Income from Continuing Operations	96,480	51,377	45,103

Discontinued Operations, Net of Taxes
Income from operations	1,102	433	669
Gain (loss) on disposal	(439)	306	(745)

Income from Discontinued Operations	663	739	(76)

Cumulative effect on prior years of a change in accounting principle, net of taxes	-	(2,220)	2,220

Net Income	$97,143	$49,896	$47,247

Diluted Earnings Per Share
Continuing operations	$2.76	$1.60	$1.16
Discontinued operations	0.02	0.02	-
Cumulative effect of change in accounting principle	-	(0.06)	0.06

Net Income	$2.78	$1.56	$1.22

Basic Earnings Per Share
Continuing operations	$2.78	$1.61	$1.17
Discontinued operations	0.02	0.02	-
Cumulative effect of change in accounting principle	-	(0.06)	0.06

Net Income	$2.80	$1.57	$1.23

Diluted Avg. Common Shares Outstanding	34,948	32,084	2,864

Basic Avg. Common Shares Outstanding	34,672	31,817	2,855

Dividends Per Share	$0.72	$0.70	$0.02

Selected Business Segment Data (Unaudited) For the 3 months ending June 30, 2003 and 2002

	2nd Quarter

(in thousands, except sales price data)	2003	2002	Change

Oil and Gas Operations
Operating revenues
Natural gas	$60,420	$35,509	$24,911
Oil	21,796	20,227	1,569
Natural gas liquids	5,974	5,158	816
Other	1,566	1,203	363

Total	$89,756	$62,097	$27,659

Production volumes from continuing operations
Natural gas (MMcf)	14,248	11,202	3,046
Oil (MBbl)	850	867	(17)
Natural gas liquids (MBbl)	410	410	-

Production volumes from continuing ops. (Mmcfe)	21,805	18,863	2,942
Total sales volume (Mmcfe)	21,959	19,766	2,193

Average sales price from continuing ops.
Natural gas (Mcf)	$4.24	$3.17	$1.07
Oil (barrel)	$25.65	$23.33	$2.32
Natural gas liquids (barrel)	$14.58	$12.59	$1.99

Other data
Lease operating expense (LOE)
LOE and other	$14,523	$13,324	$1,199
Production taxes	6,711	4,626	2,085

Total	$21,234	$17,950	$3,284

DD&A	$20,299	$17,674	$2,625
Capital expenditures	$27,191	$194,541	$(167,350)
Exploration expense	$38	$272	$(234)
Operating income	$43,974	$21,558	$22,416

Natural Gas Distribution
Operating revenues
Residential	$59,446	$46,076	$13,370
Commercial and industrial - small	24,773	18,939	5,834
Transportation	8,667	9,461	(794)
Other	1,362	1,233	129

Total	$94,248	$75,709	$18,539

Gas delivery volumes (MMcf)
Residential	3,857	3,804	53
Commercial	2,129	2,068	61
Transportation	13,785	14,550	(765)

Total	19,771	20,422	(651)

Other data
Depreciation and amortization	$9,222	$8,313	$909
Capital expenditures	$14,996	$15,810	$(814)
Operating income	$6,988	$4,721	$2,267

Selected Business Segment Data (Unaudited) For the 6 months ending June 30, 2003 and 2002

	Year to Date

(in thousands, except sales price data)	2003	2002	Change

Oil and Gas Operations
Operating revenues
Natural gas	$118,517	$65,420	$53,097
Oil	43,897	30,980	12,917
Natural gas liquids	12,650	9,044	3,606
Other	3,210	1,510	1,700

Total	$178,274	$106,954	$71,320

Production volumes from continuing operations
Natural gas (MMcf)	27,515	22,371	5,144
Oil (MBbl)	1,701	1,339	362
Natural gas liquids (MBbl)	784	791	(7)

Production volumes from continuing ops. (Mmcfe)	42,425	35,150	7,275
Total sales volume (Mmcfe)	43,154	37,184	5,970

Average sales price from continuing ops.
Natural gas (Mcf)	$4.31	$2.92	$1.39
Oil (barrel)	$25.81	$23.13	$2.68
Natural gas liquids (barrel)	$16.13	$11.44	$4.69

Other data
Lease operating expense (LOE)
LOE and other	$31,315	$24,910	$6,405
Production taxes	13,960	8,056	5,904

Total	$45,275	$32,966	$12,309

DD&A	$40,099	$32,485	$7,614
Capital expenditures	$81,022	$216,199	$(135,177)
Exploration expense	$178	$1,940	$(1,762)
Operating income	$83,670	$30,562	$53,108

Natural Gas Distribution
Operating revenues
Residential	$213,385	$183,487	$29,898
Commercial and industrial - small	79,712	66,336	13,376
Transportation	19,798	20,103	(305)
Other	2,492	2,307	185

Total	$315,387	$272,233	$43,154

Gas delivery volumes (MMcf)
Residential	19,917	18,098	1,819
Commercial	8,373	7,562	811
Transportation	28,178	29,601	(1,423)

Total	56,468	55,261	1,207

Other data
Depreciation and amortization	$18,147	$16,543	$1,604
Capital expenditures	$28,987	$29,596	$(609)
Operating income	$64,188	$57,532	$6,656

Selected Business Segment Data (Unaudited) For the 12 months ending June 30, 2003 and 2002

	Trailing 12 Months

(in thousands, except sales price data)	2003	2002	Change

Oil and Gas Operations
Operating revenues
Natural gas	$199,032	$128,226	$70,806
Oil	85,561	54,430	31,131
Natural gas liquids	25,463	18,277	7,186
Other	5,267	690	4,577

Total	$315,323	$201,623	$113,700

Production volume from continuing operations
Natural gas (MMcf)	51,204	44,858	6,346
Oil (MBbl)	3,373	2,289	1,084
Natural gas liquids (MBbl)	1,705	1,609	96

Production volumes from continuing ops. (Mmcfe)	81,675	68,247	13,428
Total production volume (Mmcfe)	83,943	72,754	11,189

Average sales price from continuing ops.
Natural gas (Mcf)	$3.89	$2.86	$1.03
Oil (barrel)	$25.36	$23.78	$1.58
Natural gas liquids (barrel)	$14.93	$11.36	$3.57

Other data
Lease operating expense (LOE)
LOE and other	$63,391	$49,509	$13,882
Production taxes	24,159	15,700	8,459

Total	$87,550	$65,209	$22,341

DD&A	$75,364	$63,418	$11,946
Capital expenditures	$170,299	$286,570	$(116,271)
Exploration expense	$1,833	$4,184	$(2,351)
Operating income	$131,532	$43,540	$87,992

Natural Gas Distribution
Operating revenues
Residential	$306,986	$280,454	$26,532
Commercial and industrial - small	117,622	106,478	11,144
Transportation	38,091	37,651	440
Other	4,886	4,999	(113)

Total	$467,585	$429,582	$38,003

Gas delivery volumes (MMcf)
Residential	28,177	25,210	2,967
Commercial	12,648	11,280	1,368
Transportation	58,222	56,814	1,408

Total	99,047	93,304	5,743

Other data
Depreciation and amortization	$35,286	$32,601	$2,685
Capital expenditures	$64,628	$60,956	$3,672
Operating income	$66,026	$59,032	$6,994